EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2, Series 2004-1, and 2005-1
Statement to Note Holders
As of and for the period ended: 01/31/2005

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer’s knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during January 2005;

          Series             Class                  Principal Paid
          ----               ---                    --------------
          2002               A-1                             $0.00
          2002               A-2                             $0.00
          2002               A-3                             $0.00
          2002               A-4                             $0.00
          2002               A-5                             $0.00
          2002               A-6                             $0.00
          2002               A-7                             $0.00
          2002               A-8                             $0.00
          2002               A-9                             $0.00
          2002               B-1                             $0.00
         2002-2              A-10                            $0.00
         2002-2              A-11                            $0.00
         2002-2              A-12                            $0.00
         2002-2              A-13                            $0.00
         2002-2              A-14                            $0.00
         2002-2              A-15                            $0.00
         2002-2              A-16                            $0.00
         2002-2              A-17                            $0.00
         2002-2              A-18                            $0.00
         2002-2              A-19                            $0.00
         2002-2              A-20                            $0.00
         2002-2              A-21                            $0.00
         2002-2              A-22                            $0.00
         2002-2              A-23                            $0.00
         2002-2              A-24                            $0.00
         2002-2              A-25                            $0.00
         2002-2              A-26                            $0.00
         2002-2              A-27                            $0.00
         2002-2              A-28                            $0.00
         2002-2              A-29                            $0.00
         2002-2              A-30                            $0.00
         2002-2              B-2                             $0.00
         2002-2              B-3                             $0.00
         2002-2              B-4                             $0.00
         2003-1              A-1                             $0.00
         2003-1              A-2                             $0.00
         2003-1              A-3                             $0.00
         2003-1              A-4                             $0.00
         2003-1              A-5                             $0.00
         2003-1              A-6                             $0.00
         2003-1              A-7                             $0.00
         2003-1              A-8                             $0.00
         2003-1              A-9                             $0.00
         2003-1              A-10                            $0.00
         2003-1              B-1                             $0.00
         2003-1              B-2                             $0.00
         2003-2              A-1                    $49,400,000.00
         2003-2              A-2                             $0.00
         2003-2              A-3                             $0.00
         2004-1              A-1                             $0.00
         2004-1              A-2                             $0.00
         2004-1              A-3                             $0.00
         2004-1              A-4                             $0.00
         2004-1              B-1                             $0.00
         2005-1              A-1                             $0.00
         2005-1              A-2                             $0.00
         2005-1              A-3                             $0.00
         2005-1              A-4                             $0.00
         2005-1              A-5                             $0.00
         2005-1              B-1                             $0.00
A-1
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during January 2005;

       Series                   Class              Interest Paid
       ------                   -----              -------------
        2002                     A-1                   See below
        2002                     A-2                   See below
        2002                     A-3                   See below
        2002                     A-4                   See below
        2002                     A-5                   See below
        2002                     A-6                   See below
        2002                     A-7                   See below
        2002                     A-8                   See below
        2002                     A-9                   See below
        2002                     B-1                   See below
       2002-2                    A-10                  See below
       2002-2                    A-11                  See below
       2002-2                    A-12                  See below
       2002-2                    A-13                  See below
       2002-2                    A-14                  See below
       2002-2                    A-15                  See below
       2002-2                    A-16                  See below
       2002-2                    A-17                  See below
       2002-2                    A-18                  See below
       2002-2                    A-19                  See below
       2002-2                    A-20                  See below
       2002-2                    A-21                  See below
       2002-2                    A-22                  See below
       2002-2                    A-23                  See below
       2002-2                    A-24                  See below
       2002-2                    A-25                  See below
       2002-2                    A-26                  See below
       2002-2                    A-27                  See below
       2002-2                    A-28                  See below
       2002-2                    A-29                  See below
       2002-2                    A-30                  See below
       2002-2                    B-2                   See below
       2002-2                    B-3                   See below
       2002-2                    B-4                   See below
       2003-1                    A-1                   See below
       2003-1                    A-2                   See below
       2003-1                    A-3                   See below
       2003-1                    A-4                   See below
       2003-1                    A-5                   See below
       2003-1                    A-6                   See below
       2003-1                    A-7                   See below
       2003-1                    A-8                   See below
       2003-1                    A-9                   See below
       2003-1                    A-10                  See below
       2003-1                    B-1                   See below
       2003-1                    B-2                   See below
   Total interest paid to all series above        $ 7,804,484.02
       2003-2                    A-1                 $953,127.67
       2003-2                    A-2               $3,702,570.67
       2003-2                    A-3               $1,811,531.11
       2004-1                    A-1               $1,609,872.22
       2004-1                    A-2               $1,733,867.78
       2004-1                    A-3               $2,310,222.22
       2004-1                    A-4               $1,170,444.44
       2004-1                    B-1                 $203,240.00
       2005-1                    A-1                       $0.00
       2005-1                    A-2                       $0.00
       2005-1                    A-3                       $0.00
       2005-1                    A-4                       $0.00
       2005-1                    A-5                       $0.00
       2005-1                    B-1                       $0.00
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of January 2005; Principal Balance of Financed Student Loans $6,709,543,680.90

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of January 2005, after giving effect to payments allocated to principal reported under paragraph (a) above;

                        Series      Class        Outstanding Balance
                        ------      -----        -------------------
                          2002       A-1                       $0.00
                          2002       A-2                       $0.00
                          2002       A-3              $57,100,000.00
                          2002       A-4              $73,000,000.00
                          2002       A-5              $73,000,000.00
                          2002       A-6              $73,000,000.00
                          2002       A-7              $73,000,000.00
                          2002       A-8              $73,000,000.00
                          2002       A-9              $19,900,000.00
                          2002       B-1              $42,000,000.00
                         2002-2     A-10             $100,000,000.00
                         2002-2     A-11             $100,000,000.00
                         2002-2     A-12             $100,000,000.00
                         2002-2     A-13             $100,000,000.00
                         2002-2     A-14             $100,000,000.00
                         2002-2     A-15             $100,000,000.00
                         2002-2     A-16             $100,000,000.00
                         2002-2     A-17             $100,000,000.00
                         2002-2     A-18              $80,000,000.00
                         2002-2     A-19             $100,000,000.00
                         2002-2     A-20             $100,000,000.00
                         2002-2     A-21             $100,000,000.00
                         2002-2     A-22             $100,000,000.00
                         2002-2     A-23             $100,000,000.00
                         2002-2     A-24             $100,000,000.00
                         2002-2     A-25             $100,000,000.00
                         2002-2     A-26             $100,000,000.00
                         2002-2     A-27             $100,000,000.00
                         2002-2     A-28             $100,000,000.00
                         2002-2     A-29             $100,000,000.00
                         2002-2     A-30             $100,000,000.00
                         2002-2      B-2              $40,000,000.00
                         2002-2      B-3              $40,000,000.00
                         2002-2      B-4              $40,000,000.00
                         2003-1      A-1             $100,000,000.00
                         2003-1      A-2             $100,000,000.00
                         2003-1      A-3             $100,000,000.00
                         2003-1      A-4             $100,000,000.00
                         2003-1      A-5             $100,000,000.00
                         2003-1      A-6             $100,000,000.00
                         2003-1      A-7             $100,000,000.00
                         2003-1      A-8             $100,000,000.00
                         2003-1      A-9             $100,000,000.00
                         2003-1     A-10              $50,000,000.00
                         2003-1      B-1              $25,000,000.00
                         2003-1      B-2              $25,000,000.00
                         2003-2      A-1             $125,700,000.00
                         2003-2      A-2             $646,800,000.00
                         2003-2      A-3             $308,200,000.00
                         2004-1      A-1             $293,000,000.00
                         2004-1      A-2             $307,000,000.00
                         2004-1      A-3             $400,000,000.00
                         2004-1      A-4             $200,000,000.00
                         2004-1      B-1             $100,000,000.00
                         2005-1      A-1             $216,000,000.00
                         2005-1      A-2             $393,000,000.00
                         2005-1      A-3             $300,000,000.00
                         2005-1      A-4             $214,000,000.00
                         2005-1      A-5             $137,000,000.00
                         2005-1      B-1              $40,000,000.00
(f)	the interest rate for any series of variable rate Notes for January 2005, indicating how such interest rate is calculated;

                      Series     Class    Interest Rate      Interest Calculation
                      ------     -----    -------------      --------------------
                        2002      A-1       See Below        28-Day Auction Rate
                        2002      A-2       See Below        28-Day Auction Rate
                        2002      A-3       See Below        28-Day Auction Rate
                        2002      A-4       See Below        28-Day Auction Rate
                        2002      A-5       See Below        28-Day Auction Rate
                        2002      A-6       See Below        28-Day Auction Rate
                        2002      A-7       See Below        28-Day Auction Rate
                        2002      A-8       See Below        28-Day Auction Rate
                        2002      A-9       See Below        28-Day Auction Rate
                        2002      B-1       See Below        28-Day Auction Rate
                       2002-2     A-10      See Below        28-Day Auction Rate
                       2002-2     A-11      See Below        28-Day Auction Rate
                       2002-2     A-12      See Below        28-Day Auction Rate
                       2002-2     A-13      See Below        28-Day Auction Rate
                       2002-2     A-14      See Below        28-Day Auction Rate
                       2002-2     A-15      See Below        28-Day Auction Rate
                       2002-2     A-16      See Below        28-Day Auction Rate
                       2002-2     A-17      See Below        28-Day Auction Rate
                       2002-2     A-18      See Below        28-Day Auction Rate
                       2002-2     A-19      See Below        28-Day Auction Rate
                       2002-2     A-20      See Below        28-Day Auction Rate
                       2002-2     A-21      See Below        28-Day Auction Rate
                       2002-2     A-22      See Below        28-Day Auction Rate
                       2002-2     A-23      See Below        28-Day Auction Rate
                       2002-2     A-24      See Below        28-Day Auction Rate
                       2002-2     A-25      See Below        28-Day Auction Rate
                       2002-2     A-26      See Below        28-Day Auction Rate
                       2002-2     A-27      See Below        28-Day Auction Rate
                       2002-2     A-28      See Below        28-Day Auction Rate
                       2002-2     A-29      See Below        28-Day Auction Rate
                       2002-2     A-30      See Below        28-Day Auction Rate
                       2002-2     B-2       See Below        28-Day Auction Rate
                       2002-2     B-3       See Below        28-Day Auction Rate
                       2002-2     B-4       See Below        28-Day Auction Rate
                       2003-1     A-1       See Below         7-Day Auction Rate
                       2003-1     A-2       See Below        28-Day Auction Rate
                       2003-1     A-3       See Below        28-Day Auction Rate
                       2003-1     A-4       See Below        28-Day Auction Rate
                       2003-1     A-5       See Below        28-Day Auction Rate
                       2003-1     A-6       See Below        28-Day Auction Rate
                       2003-1     A-7       See Below        28-Day Auction Rate
                       2003-1     A-8       See Below        28-Day Auction Rate
                       2003-1     A-9       See Below        28-Day Auction Rate
                       2003-1     A-10      See Below        28-Day Auction Rate
                       2003-1     B-1       See Below        28-Day Auction Rate
                       2003-1     B-2       See Below        28-Day Auction Rate
   Weighted average rate for Notes above    2.5503%

 Series      Class   Libor Rate   Spread       Rate      Interest Calculation
 ------      -----   ----------   ------       ----      --------------------
  2003-2      A-1     2.10000%     0.03%     2.13000%     Floating Rate Note
  2003-2      A-2     2.10000%     0.14%     2.24000%     Floating Rate Note
  2003-2      A-3     2.10000%     0.20%     2.30000%     Floating Rate Note
  2004-1      A-1     2.10000%     0.05%     2.15000%     Floating Rate Note
  2004-1      A-2     2.10000%     0.11%     2.21000%     Floating Rate Note
  2004-1      A-3     2.10000%     0.16%     2.26000%     Floating Rate Note
  2004-1      A-4     2.10000%     0.19%     2.29000%     Floating Rate Note
  2004-1      B-1                            2.7200%         Auction Rate
  2005-1      A-1     2.7150%      0.03%     2.7180%      Floating Rate Note
  2005-1      A-2     2.7150%      0.10%     2.8150%      Floating Rate Note
  2005-1      A-3     2.7150%      0.12%     2.8350%      Floating Rate Note
  2005-1      A-4     2.7150%      0.15%     2.8650%      Floating Rate Note
  2005-1      A-5     2.7150%      0.20%     2.9150%      Floating Rate Note
  2005-1      B-1                            2.7000%         Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of January 2005; Servicing fees $917,306.24

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of January 2005;

                                Fee                      Amount
                                ---                      ------
                                 Administration     $984,201.84
                                  Auction Agent       $5,227.38
                                   Market Agent           $0.00
                              Calculation Agent           $0.00
                                  Broker-Dealer     $834,098.66
                               Delaware Trustee           $0.00
                                        Trustee      $31,563.67
                        Eligible Lender Trustee           $0.00
                             Verification Agent           $0.00
(i)	the amount of principal and interest received during January 2005 relating to Financed Student Loans; Amount of principal and interest received $58,485,769.06

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of January 2005;

Amount of payment attributable to amounts in the Reserve Fund      $9,750,000.00
Amount of any other withdrawals from the Reserve Fund                      $370,500.00
Ending Balance of Reserve Fund $ 55,235,250.00

(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during January 2005 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0.00

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund subsequent to the closing date of the series 2005-1 Notes;

Amounts paid to acquire Student Loans $927,224,454.60

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0.00

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during January 2005; Amounts paid for Financed Student Loans purchased from the Trust $0.00

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of January 2005, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                   Number            Amount
                                                   ------            ------
            (i)  0 to 30 days delinquent              628,886     6,384,223,012.93
           (ii)  31 to 60 days delinquent              12,692       132,837,812.41
          (iii)  61 to 90 days delinquent               6,669        68,269,936.96
           (iv)  91 to 120 days delinquent              3,762        34,262,450.36
            (v)  > 120 day delinquent                  10,093        78,842,996.93
           (vi)  & claims filed                         1,264        11,107,471.31
                                                        -----        -------------
                 Total                                663,366     6,709,543,680.90
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of January 2005; and

Value of the Trust Estate      $7,254,808,241.72

Outstanding Principal amount of the Notes $7,364,700,000.00

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of January 2005.

                                                                         Number      Percentage
                                                                         ------      ----------
   (i)       Outstanding rejected federal reimbursement claims                 6         0.00%
   (ii)      Financed Student Loans in forbearance                        30,371         7.98%
   (iii)     Financed Student Loans in deferment                          57,218        12.49%